Exhibit 10.35

*** TEXT OMITTED AND SUBMITTED SEPARATELY
PURSUANT TO CONFIDENTIAL TREATMENT REQUEST
UNDER 17 C.F.R. SECTIONS 200.80(b)(4) AND 230.406

TOLL MANUFACTURING AGREEMENT FOR TESTING AND PACKAGING

This Agreement is made as of this 4th day of April, 2008 (“Effective Date”), by and between Talecris Biotherapeutics GmbH, a German company with a place of business at Lyoner Strasse 15, D-60528 Frankfurt am Main, Niederrad, Deutschland (“Client”) and Catalent France Limoges SAS (“Catalent” collectively, with Client, the “Parties,” and each individually, a “Party”).

RECITALS

A.                                   Catalent provides packaging and related services to the pharmaceutical industry; and

B.                                     Client is a wholly owned subsidiary of Talecris Biotherapeutics, Inc. and is the marketing authorization holder for the products Gamunex®, Prolastin® and Plasbumin® and holds the Import Authorization according to § 72 AMG (Arzneimittelgesetz = German Drug Law) and holds the Manufacturing Authorization for Release to the Market according to § 13 AMG; and

C.                                     Client desires to engage Catalent to provide certain services to Client in connection with the packaging and testing of Client’s Final Container Product (as defined below) and Catalent desires to provide such services pursuant to the terms and conditions set forth in this Agreement.

THEREFORE, in consideration of the mutual covenants, terms and conditions set forth below, the Parties agree as follows:

ARTICLE I

DEFINITIONS

The following terms have the following meanings in this Agreement:

1.1                                 “Affiliate(s)” means, with respect to Client or any third party, any corporation, firm, partnership or other entity that controls, is controlled by or is under common control with such entity; and with respect to Catalent, any corporation, firm, partnership or other entity controlled by PTS Holdings Corp. For purposes of this definition, “control” shall mean the ownership of at least 50% of the voting share capital of entity or any other comparable equity or ownership interest.

1,2                                 “Applicable Laws” means all laws, ordinances, rules and regulations within the Territory applicable to the Testing and Packaging Services of the Final Container Product or any aspect thereof and the obligations of Catalent or Client, as the context requires under this Agreement, including, without limitation, (A) all applicable federal, state and local laws and regulations of each Tenitory; and (B) the current EU Good Manufacturing Practices for Medicinal Products for Human Use (“eGMPs”) promulgated by the Regulatory Authorities, as amended from time to time, as applicable to the Testing and Packaging Services.

1.3                                 “Certificate of Analysis” means a certificate in form and substance satisfactory to Client, signed by Catalent, and authenticating the pharmaceutical analysis in accordance with the cGMP requirements of each batch of Finished Product delivered to Client. The relevant Certificate shall contain the sentence: “This batch complies with specifications and is manufactured in accordance with EEC-GMP and the requirements laid down in the product license.”

1.4                                 “Certificate of Packaging Compliance” means a certificate in form and substance satisfactory to Client, signed by Catalent, and authenticating the proper packaging of each batch of the Finished Product delivered to Client. The relevant Certificate shall contain the following sentence: “This batch complies with specifications and is manufactured in accordance with EEC-GMP and the requirements laid down in the product license.”

1.5                                 “Commencement Date” means the date upon which Catalent has fulfilled both (i) regulatory approval of Catalent’s Manufacturing License of Blood and Biological Products and (ii) completion of validations needed to perform Packaging Services and Testing. The Commencement Date signifies the ending of the Transfer Period and the beginning of the Operation Period of this Agreement between Catalent and Client.

1.6                                 “Confidential Information” has the meaning set forth in Section 9.2.

1.7                                 “Contract Year” means the period commencing on January 1st of each year during the Term and ending on December 31st of each year; provided, however, that the “Initial Contract Year” shall begin upon the Commencement Date and end on December 3lst of the same calendar year.

1.8                                 “Delivery Date(s)” means the date(s) set forth in the relevant Purchase Order on which Catalent must supply Client with Finished Product, as determined pursuant to Section 4.3.

1.9                                 “Distributor” means Arvato, Client’s single point distributor located at Gottlieb-Daimler-Str. 1, 33428 Harsewinkel, Germany.

1.10                           “Facility” means Catalent’s facility at Rue de Dion Bouton, Z.I.Nord, BP 1547, 87021 Limoges cedex 9, France, or such other facilities as agreed upon by the Parties.

1.11                           “Final Release” means provision by Qualified Person of a document stating that the Finished Product fulfills the requirement of Article 51 of EC Directive 2001/83/EC.

1.12                           “Final Container Product” means Product which has completed all processing stages including the filling in primary containers (unlabelled vials) but not including the secondary and tertiary packaging which shall be performed by Catalent.

1.13                           “Finished Product” means Product which has undergone all stages of production including secondary and tertiary packaging in its final container but prior to the Client or designated Qualified Person has performed the Final Release.

1.14                           “Operation Period” means the phase of this Agreement when Catalent is capable of providing Testing and Packaging Services of the Final Container Products.

1.15                           “Package(d) Services or Packaging Services” means secondary and tertiary packaging (including diluent and labeling) of the Final Container Products pursuant to the Specifications and in compliance with Applicable Laws, it being specified that Client shall be responsible for primary packaging (i.e., bottle and closure with Product).

1.16                           “Product(s)” means the products of Client which are listed and described in more detail in the Exhibit A.

1.17                           “Product Released to the Market” means Final Container Product as labeled and contained in the Packaging and after the Client or designated Qualified Person has performed the Final Release.

1.18                           “Purchase Order” means a written document issued by Client to Catalent in accordance with Article 4 hereof, authorizing Catalent’s performance of Testing and Packaging Services and other related services pursuant to the terms of this Agreement.

1.19                           “Qualified Person” means the person referred to in Article 48 of Directive 2001/83/EC.

1.20                           “Quality Agreement” means the quality agreement between the Parties for ongoing operations/manufacturing, to be executed prior to the initiation of Testing and Packaging Services and incorporated herein by reference.

1.21                           “Reasonable Efforts” means the efforts, consistent with the practice of comparable contract manufacturing companies with respect to pharmaceutical products of comparable market potential, that a reasonable person in the position of Catalent would use so as to achieve a given goal as expeditiously as possible.

1.22                           “Regulatory Authority” means any governmental regulatory authority within a Territory involved in regulating any aspect of the development, manufacture, market approval, sale, distribution, packaging or use of the Finished Product.

1.23                           “Specifications” means the specifications for the Testing and Packaging Services set forth in Exhibit B attached to and incorporated in this Agreement, which shall become a part of this Agreement. The Specifications may be amended or modified only upon the written agreement of both Parties. These Specifications are the description in detail of the requirements with which the Finished Product has to conform — as related to Testing and Packaging Services provided by Catalent.

1.24                           “Technical Agreement” means the technical agreement between the Parties for ongoing operations/manufacturing, to be executed prior to the initiation of Testing and Packaging Services and incorporated herein by reference.

1.25                           “Territory” means those countries listed in Exhibit C.

1.26                           “Testing” means the carrying out of the tests relevant for the adherence to the Specifications and defined in the marketing authorizations for the Finished Product.

1.27                           “Transfer Agreement” means the combined technical and quality agreement between the Parties for activities that must occur during the transfer process, to be executed contemporaneously with this Agreement and incorporated herein by reference.

1.28                           “Transfer Period” means the phase of this Agreement devoted to the transfer of the product-related necessary know-how from Client to Catalent. This Transfer Period shall be governed by the terms and conditions of the Transfer Agreement.

ARTICLE 2

SCOPE

Catalent agrees to perform Testing and Packaging Services on Final Container Product at the Facility pursuant to the Transfer Agreement, Quality Agreement and Technical Agreement.

The Parties acknowledge that Catalent shall act as Client’s exclusive EU manufacturer for all of Client’s European Testing and Packaging Services.

ARTICLE 3

PRICING AND PAYMENT TERMS

3.1                                 Price. The fees to be paid to Catalent for the Testing and Packaging Services of the Final Container Product shall be as set forth in Exhibit D attached to and incorporated herein by reference (“Price”).

Catalent shall issue separate invoices to Client for Milestone Payments, Packaging Services, Testing, monthly fixed costs and extraordinary items as specified. Extraordinary items shall be explicitly ordered by the Client.

The Price shall not include the costs of raw materials and packaging components purchased by Catalent pursuant to Section 5.3, which cost shall be passed through to Client with agreed upon mark-up as defined in Exhibit D.

Any other services performed by Catalent shall be charged on an hourly basis as defined in Exhibit D.

3.2                                 Price Adjustment.

(i)                                     Annual Adjustment

The Price shall be subject to adjustment once per Contract Year (“Price Adjustment”). Any Price Adjustment [***] may be notified to Client by Catalent. Any Price Adjustment [***] shall require good faith negotiations between the Parties. The Parties shall agree to the Price Adjustment by December 1 of the year preceding the Contract Year in issue, and the Price Adjustment shall become effective on January 1 of the Contract Year in issue.

(ii)                                  Adjustment due to Changes

In the event that Client changes vial sizes or lot sizes, the Parties shall negotiate in good faith new pricing to the extent Catalent’s direct costs have changed.

In the event that either changes to the Specifications requested by Client or changes in the applicable regulations result in an increase of more than [***] in the direct processing costs to Catalent, as calculated in accordance with French Generally Accepted Accounting Principles (GAAP) and evidenced by reasonable supporting documentation, the Parties agree to negotiate in good faith new pricing which reflects the change in Catalent’s direct costs. Notwithstanding the foregoing, in the event that changes in the applicable regulations are not specific to Client’s Product but apply to Catalent in its capacity of pharmaceutical manufacturer, the additional costs associated with complying with such regulations changes shall be borne exclusively by Catalent.

3.3                                 Invoice.

(i)                                     Catalent shall invoice Client upon completion of Packaging Services and shipment of Final Product sublots to Distributor including submission of Certificate of Compliance to Client for labeling of Products, barcoding of Products and procurement of secondary packaging material accordant to Exhibit D.

(ii)                                  Catalent shall invoice Client upon completion of Testing and submission of Certificate of Analysis to Client for management of test samples (Final Container Product), shipment of

*** CONFIDENTIAL TREATMENT REQUESTED

samples to laboratory for outsourced tests, management of test samples (Finished Product) for German batches, testing at internal laboratories and testing at external laboratories accordant to Exhibit D.

(iii)                               Catalent shall invoice monthly fixed costs for facility usage, storage and destruction of reference samples accordant to Exhibit D. The invoice shall be issued not later than at the 25th of the respective month.

(iv)                              Catalent shall invoice extraordinary items as management of recalls (including keeping Finished Product on hold at Catalent and destruction of products) in separate invoices on monthly basis accordant to Exhibit D.

3.4                                 Payment Terms. Client shall make full payment in Euro to Catalent, at the address specified on the invoice, no later than forty-five (45) calendar days from the date of each invoice. If Client has not made payment in full by the expiration of such forty-five (45) calendar day period, Catalent may charge a late payment fee on such unpaid and undisputed amount equal to one percent (1%) per month of such unpaid amount. However, in no event will the rate charged to Client be higher than the maximum rate allowable under applicable law. The Parties agree to cooperate to timely resolve all payment disputes.

3.5                                 Milestone Payments.

Client shall make five milestone payments (the “Milestone Payments”) to Catalent to acknowledge certain achievements made prior to the Initial Contract Year on following basis:

(i)	An amount of [***] for analytical transfer (I) shall be invoiced in January 2008
(ii)	An amount of [***] for analytical transfer (II) shall be invoiced in April 2008
(iii)	An amount of [***] for packaging transfer shall be invoiced in April 2008
(iv)	An amount to be agreed for IT interface set up shall be invoiced in May 2008
(v)	An amount of [***] for project management shall be invoiced in September 2008
(vi)	Travel expenses shall be reimbursed to Catalent based on actuals

Client shall make full payment in Euro to Catalent, at the address specified on the invoice, no later than thirty (30) calendar days from the date of each invoice.

3.6                                 Shipping and Risk of Loss. Client shall be responsible for costs of shipping Final Container Product from a facility designated by Client in the United States to Catalent’s facility via Frankfurt Airport or Client’s warehouse. Client shall be responsible for routing of shipments as well as preparation of all necessary import documentation.

Final Container Product shall be deemed at all times to be the property of Client. Responsibility and risk of loss for the Final Container Product will transfer from Client to Catalent when the Final Container Product is removed from the truck onto the Catalent dock in Limoges, France. The Final Container Product shall be stored, while in Catalent’s custody, in accordance with the Specifications and Applicable Laws.

Shipments of Finished Product will be EXW Catalent’s facility in Limoges, France (Incoterms 2000). Delivery of Finished Product shall be deemed to have occurred when the Finished Product is delivered into the custody of the carrier selected by Client and approved by Client at Catalent’s facility. Client shall handle all shipping logistics to Distributor. Catalent shall number each lot with a vendor lot number such that each product lot is traceable to raw materials and/or components used, as well as product temperature storage history.

*** CONFIDENTIAL TREATMENT REQUESTED

Risk of loss as to all Finished Product shipped by Catalent shall pass to Client upon delivery to the common carrier at Catalent’s facility in Limoges, France. Catalent shall reasonably assist Client in arranging any desired insurance (in amounts that Client shall determine) and transportation. All associated customs, duties, costs, taxes, insurance premiums and other expenses shall be at Client’s expense.

3.7                                 Failure to Take Delivery. If Client fails to take delivery within five (5) business days of any scheduled Delivery Date, Client shall be billed at that time for all unshipped Finished Product, and on the first of each month thereafter for reasonable administration and storage costs. For each such batch of undelivered Finished Product, Client agrees that: (A) Client has made a fixed commitment to purchase such Packaging Services and packaging components, (B) risk of ownership for such Finished Product shall be borne by Client, (C) such Finished Product shall be on a bill and hold basis for legitimate business purposes, and (D) Client shall be responsible for any decrease in market value of such Finished Product that relates to factors and circumstances outside of Catalent’s control. Within five (5) business days following a written request from Catalent, Client shall provide Catalent with a letter confirming items (A) through (D) of this section for each batch of undelivered Finished Product. The Finished Product shall be stored, while in Catalent’s custody, in accordance with the Specifications and Applicable Laws.

ARTICLE 4

FORECAST, PURCHASE AND SUPPLY

4.1                                 Purchase and Supply. During the Term of this Agreement and subject to Section 4.4 of this Article 4, Client shall purchase and Catalent shall supply such quantities of Finished Product as shall be set forth on Purchase Orders issued by Client to Catalent under this Agreement.

Each Contract Year during the term of this Agreement, Catalent shall receive from Client a target range of [***] Final Container Product lots representing approximately [***] to be packaged (as prorated for partial years including the Initial Contract Year). Each lot received by Catalent may be subdivided into one (1) to five (5) sub-lots of Finished Product for release in the Territory. Catalent shall issue a Certificate of Packaging Compliance for each sublot of Finished Product.

The Final Container Product, the material in process at Catalent’s facility and the Finished Product shall be solely owned by Client at all times.

4.2                                 Forecasts. Within sixty (60) business days after the beginning of the Initial Contract Year, and thereafter on the first business day of each month during the Term of this Agreement, Client shall provide Catalent with a written, non-binding, twelve (12) month rolling forecast (commencing with the immediately following month) of the quantity of Finished Product which Client expects to require from Catalent during each of the subsequent twelve (12) months (“Forecast”). The first three (3) months of the Forecast shall be firm and binding upon Client (“Firm Commitment”), and the following nine (9) months shall constitute non-binding good faith estimates. This Forecast shall include (i) the requested Delivery Date for the Firm Commitment, (ii) the quantity of Finished Products to be delivered and (iii) the lot number to be applied to such Finished Product.

4.3                                 Purchase Order. Client shall provide Catalent a firm order (“Firm Order”) for Finished Product at least fifteen (15) business days in advance of the first day of the month in which Client wishes the Packaging Services to be performed. Within ten (10) business days of receipt of a Purchase Order, Catalent shall acknowledge in writing its receipt of a Firm Order and shall ship Finished Products on the

*** CONFIDENTIAL TREATMENT REQUESTED

date specified in the applicable Firm Orders. Such acknowledgement shall, as applicable, also confirm the Delivery Date or specify alternate Delivery Dates. Time is of the essence in the performance of the Testing and Packaging Services by Catalent and Catalent shall meet all Delivery Dates.

4.4                                 Cycle Times. Catalent shall use Reasonable Efforts to perform Testing and Packaging Services in an expeditious manner. Testing of Final Container Product at Catalent shall be initiated no later than 5 business days and completed within 30 business days after receipt of Final Container Product. Packaging Services shall be initiated within 20 business days and completed within 25 business days of receipt of Final Container Product, or as mutually agreed to in the Forecast as set out in Section 4.2. Samples of Final Container Product should be submitted to the Authorities for OMCL batch release upon receipt of the application from Client. Samples of Finished Product shall be submitted to the Authorities for OMCL batch release for Germany upon receipt of application from Client. Shipment of samples for OMCL batch release shall be fully described in the Quality Agreement and Catalent’s Standard Operating Procedures.

4.5                                 Orders Greater than Forecast. Catalent shall use Reasonable Efforts within its existing capacity to supply the quantity of Finished Product ordered as set forth on the relevant Purchase Order, regardless of the quantity forecast by Client, subject to the capacity limitations of Catalent’s packaging equipment and the Facility.

4.6                                 Amendment of Purchase Orders. Catalent shall use Reasonable Efforts to accommodate a request by Client to amend a Purchase Order to increase or decrease the quantity of Finished Product to be delivered, provided that Catalent shall accommodate increases or decreases of quantities up to ten percent (10%) of that stated on the original Purchase Order. In the event such amendment causes an increase in Catalent’s cost to perform the Packaging Services, the Price shall be increased to reflect such increased cost. Catalent shall notify Client in writing of such cost increase promptly after Catalent’s receipt from Client of the amended Purchase Order, and the increase in such Prices shall be effective for the first lot of Finished Product after the implementation date of such amendment.

Client may cancel any or all outstanding Firm Orders no later than 15 business days before the date scheduled for the beginning of the Packaging Services. Any outstanding order may be postponed by Client on ten (10) business days notice, and may be postponed on shorter notice in the event of a Force Majeure Event.

4.7                                 Terms of Agreement Govern. No modification or amendment to this Agreement shall be effected by or result from the receipt, acceptance, signing or acknowledgement of any Party’s Purchase Orders, Catalent quotations, invoices, shipping documents or other business forms containing terms or conditions in addition to or different from the terms and conditions set forth in this Agreement, and the terms of this Agreement shall supersede any provision in any Purchase Order, the Specifications or other document that is in addition to or inconsistent with the terms of this Agreement.

4.8                                 Secondary Source. In the event that Catalent, for any reason, is unable to fulfill Client’s Purchase Orders, Client reserves the right to secure the services of a qualified third party to perform the Testing and Packaging Services that were to be performed by Catalent under this Agreement (the “Secondary Source”). Such purchase from the Secondary Source shall be considered as purchase from Catalent for purposes of any annual volume commitment. Procurement of Testing and Packaging Services by Client from a Secondary Source shall not relieve Catalent of any liability arising from a breach of this Agreement.

4.9                                 Inventory Management Inspections. Client shall have the right during normal business hours, and upon at least ten (10) business days written notice to Catalent, to inspect and audit in a reasonable manner the inventory of Final Container Product, packaging components, and/or Finished Product.

4.10                           Repackaging Services. In the event that Finished Product requires repackaging through no fault of Catalent but upon Client’s request for reasons including, but not limited to, repackaging Product for another Territory, Client shall assume the costs of depackaging (carton and label) at the rate established for other services as defined in Exhibit D, and the standard costs of repackaging the Final Container Product.

ARTICLE 5

MATERIALS

5.1                                 Supply of Product. Client shall supply to Catalent the Final Container Product in quantities sufficient to meet the requirements set forth in accepted Purchase Orders no later than 3 weeks before the scheduled date for Testing and Packaging Services. In the event that Client provides Product less than two (2) weeks prior to the scheduled processing date, Catalent shall use Reasonable Efforts to qualify the Finished Product to meet the scheduled dates set forth in the applicable Purchase Orders. Catalent shall use the Final Container Product solely and exclusively for Testing and Packaging Services under this Agreement.

5.2                                 Loss of Final Container Product. Catalent shall minimize the loss of Final Container Product subject to normal manufacturing losses of up to [***] of all Final Container Product to be delivered to Catalent calculated on an average annual basis (“Shrinkage Factor”) for the Initial Contract Year. The Shrinkage Factor shall be reduced to [***] at the beginning of the second Contract Year. In the event that losses exceed this percentage, Catalent shall indemnify Client for loss of Final Container Product as defined in Exhibit E, to be updated annually.

5.3                                 Packaging and Labeling Components. Catalent shall be responsible for procuring, inspecting, processing, storing and releasing adequate packaging (including diluent and labeling) components based on Client approved specifications and as necessary to meet the Firm Commitment. Client may, in its sole discretion, decide to provide any such packaging components to Catalent. Catalent may only purchase packaging (including diluent and labeling) materials from a third party vendor which is identified on a vendor list approved by Client. Once a vendor is selected, any changes in vendors shall be approved in writing by Client. Any such arrangements with third party vendors shall be required to be subject to audit and inspection by Client. Catalent will inspect each delivery of components for quality and identify problems promptly following receipt and prior to their use in providing Packaging Services. Client shall have the right to review and approve all test methods used by Catalent to assess the quality of such components.

5.4                                 Reimbursement for Materials. In the event of (A) a Specification change requested by Client for any reason, (B) termination or expiration of this Agreement, or (C) obsolescence of any packaging component, Client shall bear the cost of any unused packaging components, provided that Catalent purchased such packaging components in quantities consistent with Client’s most recent Finn Commitment plus three (3) months of inventory (as defined in Section 5.5).

5.5                                 Inventory. Catalent shall maintain a dedicated inventory of packaging components sufficient to meet at least three (3) months of Client’s forecasted requirements at no additional charge to Client. Should Client change the Specifications (as defined herein) and/or any associated packaging component, and should Catalent have any related items in stock that were intended to, but cannot as a result of such change, be used for production of the Finished Product and which have no other use by Client, or for the benefit of Catalent or another client, then Client shall reimburse Catalent for its costs associated with the acquisition and disposition of such items.

*** CONFIDENTIAL TREATMENT REQUESTED

5.6                                 Dedicated Equipment. The Parties agree and acknowledge that Catalent may purchase certain equipment and tooling necessary for the processing and testing of Client’s Final Container Product hereunder (the “Dedicated Equipment”). During the Term of this Agreement, the Dedicated Equipment shall be used solely and exclusively for Testing and Packaging Services under this Agreement unless Catalent has obtained Talecris’ prior written approval.

Notwithstanding the foregoing, should Catalent desire to use Dedicated Equipment in order to provide services to clients other than Client, then Catalent shall submit a request to Client and the Parties shall negotiate in good faith as to the terms of such use so as to minimize impact to the Testing and Packaging Services under this Agreement. The terms may include some form of compensation to Client.

ARTICLE 6

REGULATORY

6.1                                 Regulatory Authority Inspection. Catalent hereby agrees to advise Client promptly of any proposed or unannounced inspection of the Final Container Product(s), Finished Products or Testing and Packaging Services by any Regulatory Authority as further described in the Quality Agreement.

6.2                                 Client Technical Representative. During the Term of this Agreement, Client and/or Client’s Affiliate shall have the right to have one or more technical representatives present in the area of the Facility where the Testing and Packaging Services are being conducted during performance of the Testing and Packaging Services to (i) review the testing and packaging process; (ii) review any relevant records in connection with such testing and packaging process and assess its compliance with cGMPs, the Specifications and Applicable Law; and (iii) discuss any related issues with Catalent’s management personnel. Client’s technical representatives, when on-site (including during any inspection conducted pursuant to Section 6.1), shall comply with Catalent’s rules and regulations. Client shall indemnify and hold Catalent and its Affiliates harmless from all liability resulting from the presence of Client’s technical representatives at the Facility.

6.3                                 Audit. Client and/or Client’s Affiliate shall have the right during normal business hours and upon at least ten (10) business days written notice to Catalent, to inspect and audit in a reasonable manner those portions of the Facility in which Testing and Packaging Services are conducted in order to ensure Catalent’s compliance with its obligations under this Agreement as outlined in the Transfer, Technical and Quality Agreements.

6.4                                 Product Information. Client, at its expense, shall furnish Catalent with all available health, safety and environmental information concerning the Final Container Product to be tested and packaged by Catalent hereunder, including without limitation, material safety data sheets.

6.6                                 Regulatory Compliance. Client shall be responsible for securing all licenses or permits required by law or by any Regulatory Authority and comply with all ordinances, laws orders, rules, and regulations pertaining to the Finished Product. Without limiting the foregoing, Catalent, at its sole cost, shall be solely responsible for securing all licenses or permits required by law or by any Regulatory Authority and comply with all ordinances, laws orders, rules, and regulations which pertain to the use of the Facility and performance of the Testing and Packaging Services under this Agreement (provided such regulations apply to Catalent in its capacity of pharmaceutical product manufacturer and do not pertain to any specific Product).

Catalent shall be responsible to maintain (a) all permits and licenses required by any Regulatory Authority with respect to the Facility, (b) all records necessary to comply with Applicable Laws and regulations applicable to the packaging of the Final Container Product, as well as (c) a quality control program consistent with cGMPs and applicable regulations.

Without prior written consent of Client, Catalent shall not make any changes to the testing and packaging facilities, equipment, processes, testing procedures, validation procedures, suppliers of packaging components or documentation systems used to perform the Testing and Packaging Services if such change would affect any regulatory submission, license, permit, certification or approval required for the Product or the performance of the Testing and Packaging Services.

Catalent and Client shall enter into the Quality Agreement containing the policies, procedures and standard by which the Parties shall coordinate and implement the operational and quality assurance activities as well as regulatory and compliance objectives contemplated in this Agreement.

During the Term of this Agreement, Catalent shall assist Client with all regulatory matters relating to the Finished Product under this Agreement, at Client’s request and at Client’s expense. In particular, Catalent shall use Reasonable Efforts to assist Client in obtaining and maintaining all approvals and authorizations of any govermnental agencies necessary for the Final Release to the market, the use or distribution of the Finished Product. Each Patty intends and commits to cooperate to satisfy all Applicable Laws relating to Testing and Packaging Services under this Agreement.

6.7                                 Recalls and Adverse Events

Catalent shall inform Client promptly of any information relating to the activity, side effects, toxicity and/or safety of the Finished Product that becomes known to Catalent during the Term of this Agreement. Furthermore, Catalent shall inform Client promptly of any defects in the packaging processes for any Product that become known to Catalent during the Term of this Agreement.

Client shall have the right to control any recall, and the Parties will cooperate in implementing such recall. In the event that any governmental agency issues a recall or takes a similar action in connection with the Finished Product, or in the event that either Party determines that an event, incident or circumstance has occurred which may result in the need for a recall or market withdrawal, the Party with such information shall, within twenty-four (24) hours, advise the other Patty of the circumstances. Catalent shall have adequate systems to quarantine product upon receipt and in the event of a recall, as further described in the Quality Agreement.

ARTICLE 7

TESTING; SAMPLES

7.1                                 Sampling and Testing of Final Container Product. Pursuant to the Technical Agreement, Catalent shall be responsible for all quality control and testing of the Final Container Product, Finished Products and providing test samples to an Official Medicines Control Laboratory (OMCL) in order to assure that the Finished Product is in conformity in all material respects with the Specifications and Applicable Laws, including without limitation cGMP standards and EU Directives, and any other procedures and documents subsequently issued and agreed to by the Parties. Catalent shall issue a Certificate of Analysis for each batch of Finished Product.

Client, upon receipt of Finished Product from Catalent, shall have fifteen (15) business days to inspect such Finished Product. Any Finished Product that is not rejected by Client within fifteen (15) business days of receipt from Catalent shall be deemed to have been accepted by Client. Notwithstanding the foregoing, in the event of latent defects, Client shall notify Catalent of such defects within five (5) business days of discovery thereof. In the event Client believes that the Finished Product does not conform in all material respects to the Specifications, Client shall send to Catalent, via overnight delivery service or certified mail, return receipt requested, within three (3) business days of discovery of the defect, a notice of rejection along with samples of the rejected Finished Product. Finished Product that Catalent agrees are defective or non-conforming shall be handled by Catalent in accordance with Section 7.2.  If Catalent does not agree with Client’s determination that the Finished Product fail to meet the Specifications, the rejected Finished Product shall be handled pursuant to procedures described in the Quality Agreement.

Catalent shall keep an adequate quantity of reserve samples for the time required by Applicable Laws.

7.2                                 Nonconforming Finished Product. In the event that Catalent provides Finished Product that does not conform to the Specifications, or that has not been packaged, stored or tested in accordance with the Specifications (“Nonconforming Finished Product”), Client shall notify Catalent in writing of Client’s election to either (i) reprocess Nonconforming Finished Product, at Catalent’s sole expense, so that it meets all required Specifications using Reasonable Efforts or (ii) require Catalent to refund to Client the cost of goods contained in the Nonconforming Finished Product as defined in Exhibit E, to be updated annually. Such election shall be in addition to any other rights and remedies available to Client in law or in equity.

ARTICLE 8

REPRESENTATIONS AND WARRANTIES

8.1                                 Catalent. Catalent represents and warrants to Client that:

A.                                   the Testing and Packaging Services provided hereunder and the Finished Product delivered to Client shall comply with the Specifications, the Quality Agreement, Client’s instructions, cGMPs as well as Applicable Laws.

B.                                     Catalent shall store and handle the Final Container Product and Finished Product in accordance with Applicable Laws and the Specifications.

C.                                     Catalent shall comply with the terms and conditions of this Agreement in performing the Packaging Services and delivering the Finished Product.

D.                                    Catalent represents and warrants that it is not subject to and will not enter into any arrangements which may preclude compliance with the provisions of this Agreement.

E.                                      Catalent represents and warrants that neither Catalent nor any of its officers, directors, agents, Affiliates or employees rendering Testing and Packaging Services has been convicted of a crime for which a person or entity can be debarred. Catalent shall immediately notify Client upon any inquiry or the commencement of any such investigation or proceeding.

F.                                      To Catalent’s knowledge, the work to be performed by Catalent under this Agreement shall not violate or infringe upon any trademark, tradename, copyright, patent or other rights held by any person or entity.

G.                                     It has obtained all permits, licenses or authorizations from any applicable Regulatory Authority necessary or required for the use of the Facility and the performance of its Testing and Packaging Services hereunder.

8.2                                 Client. Client represents and warrants to Catalent that:

A.                                   The Product and any other materials supplied by Client shall comply with all applicable Specifications and shall have been produced in compliance with Applicable Laws and the artwork supplied by Client shall comply with Applicable Laws;

B.                                     It has (or shall have, prior to Catalent’s delivery of Finished Product to Client) obtained all permits, licenses or authorizations from any applicable Regulatory Authority necessary or required for the sale, marketing or entering into commerce of any Finished Product;

C.                                     To Client’s knowledge, it has all necessary authority and right, title and interest in and to any patents, inventions and developments related to the Finished Product and the manufacturing and packaging of the Final Container Product, and Client hereby grants to Catalent a non-exclusive, royalty-free, worldwide license to use any and all of such right, title and interest as may be necessary for Catalent to perform its obligations under this Agreement;

D.                                    Subject to Section 8.1(F), to Client’s knowledge, the work to be performed by Catalent under this Agreement shall not violate or infringe upon any trademark, tradename, copyright, patent or other rights held by any person or entity.

E.                                      It has provided all safe handling instructions, health and environmental information and material safety data sheets applicable to the Final Container Product or to any other materials supplied by Client, except as disclosed to Catalent in writing by Client in sufficient time for review and training by Catalent prior to delivery;

F.                                      All Finished Product delivered to Client by Catalent shall be held, used and/or disposed of by Client in accordance with all Applicable Laws;

G.                                     Client shall comply with all Applicable Laws applicable to Client’s performance under this Agreement and its use of any materials or Finished Product provided by Catalent under this Agreement; and

H.                                    Unless otherwise agreed by the Parties in writing, Client has (1) provided data known to Client regarding the packaging and Client’s requirements for the packaging, (2) provided Catalent with information known to Client and which Client believes is necessary to develop the scope of work, and estimated or fixed costs for the packaging, (3) reviewed and approved all Specifications, and (4) if applicable, prepared all submissions to Regulatory Authorities.

8.3                                 Mutual. Each Party hereby represents and warrants to the other Party that:

A.                                   Existence and Power. Such Party (1) is duly organized, validly existing and in good standing under the laws of the state in which it is organized, (2) has the power and authority and the legal right to own and operate its property and assets, and to carry on its business as it is now being conducted, and (3) is in compliance with all requirements of Applicable Laws, except to the extent that any noncompliance would not materially adversely affect such Party’s ability to perform its obligations under the Agreement;

B.                                     Authorization and Enforcement of Obligations. Such Paity (1) has the power and authority and the legal right to enter into this Agreement and to perform its obligations hereunder and (2) has taken all necessary action on its part to authorize the execution and delivery of this Agreement and the performance of its obligations hereunder.

C.                                     Execution and Delivery. This Agreement has been duly executed and delivered on behalf of such Party, and constitutes a legal, valid, binding obligation, enforceable against such Party in accordance with its terms;

D.                                    No Consents. All necessary consents, approvals and authorizations of all Regulatory Authorities and other persons required to be obtained by such Party in connection with the Agreement will be obtained prior to initiation of Testing and Packaging Services; and

E.                                      No Conflict. The execution and delivery of this Agreement and the performance of such Party’s obligations hereunder (1) do not conflict with or violate any requirement of Applicable Laws; and (2) do not materially conflict with, or constitute a material default or require any consent under, any contractual obligation of such Party.

8.4                                 Limitations. THE REPRESENTATIONS AND WARRANTIES SET FORTH IN THIS ARTICLE 8 ARE THE SOLE AND EXCLUSIVE REPRESENTATIONS AND WARRANTIES MADE BY EACH PARTY TO THE OTHER AND NEITHER PARTY MAKES ANY OTHER REPRESENTATIONS, WARRANTIES OR GUARANTEES OF ANY KIND WHATSOEVER, INCLUDING WITHOUT LIMITATION ANY IMPLIED WARRANTIES OF MERCHANTABILITY, NON-INFRINGEMENT OR FITNESS FOR A PARTICULAR PURPOSE.

ARTICLE 9

CONFIDENTIALITY AND NON-USE

9.1                                 Mutual Obligation. Catalent and Client agree that they shall not use the other Party’s Confidential Information (defined below) except as necessary for the receiving Party to perform its obligations under this Agreement or disclose the other Party’s Confidential Information to any third Party without the prior written consent of the other Party except as required by law, regulation or court or administrative order; provided, however, that prior to making any such legally required disclosure, the Party making such disclosure shall give the other Party as much prior notice of the requirement for and contents of such disclosure as is practicable under the circumstances. Notwithstanding the foregoing, each Party may disclose the other Party’s Confidential Information to any of its Affiliates that (A) need to know such Confidential Information for the purpose of performing under this Agreement, (B) are advised of the contents of this Article, and (C) agree to be bound by the terms of this Article.

9.2                                 Definition. As used in this Agreement, the term “Confidential Information” includes all such information furnished by Catalent or Client, or any of their respective representatives or Affiliates, to the other or its representatives or Affiliates, whether furnished before, on or after the date of this Agreement and furnished in any form, including but not limited to written, verbal, visual, electronic or in any other media or manner. Confidential Information includes all proprietary technologies, know-how, trade secrets, discoveries, inventions and any other intellectual property (whether or not patented), analyses, compilations, business or technical information and other materials prepared by either Party, or any of their respective representatives, containing or based in whole or in part on any such information furnished by the other Party or its representatives. Confidential Information also includes the terms of this Agreement.

9.3                                 Exclusions. Notwithstanding Section 9.2, Confidential Information does not include information that (A) is or becomes generally available to the public or within the industry to which such information relates other than as a result of a breach of this Agreement, or (B) is already known by the receiving Party at the time of disclosure as evidenced by the receiving Party’s written records, or (C) becomes available to the receiving Party on a non-confidential basis from a source that is entitled to disclose it on a non-

confidential basis, or (D) was or is independently developed by or for the receiving Party without reference to the Confidential Information, as evidenced by the receiving Party’s written records.

9.4                                 No Implied License. The receiving Party shall obtain no right of any kind or license under any patent application or patent by reason of this Agreement. All Confidential Information shall remain the sole property of the Party disclosing such information or data.

9.5                                 Return of Confidential Information. Upon termination of this Agreement, the receiving Party shall, upon request, promptly return within thirty (30) business days all such information, including any copies thereof, and cease its use or, at the request of the disclosing Party, shall promptly destroy the same and certify such destruction to the disclosing Party; except for a single copy thereof, which may be retained for the sole purpose of determining the scope of the obligations incurred under this Agreement.

9.6                                 Survival. The obligations of this Article 9 shall terminate five (5) years from the expiration or termination of this Agreement.

9.7                                 Injunctive Relief. Each Party recognizes that the willingness of the other Party to provide access to its Confidential Information is in reliance on the assurance by such Party that it will fully comply with the terms of this Agreement. If, at any time, either Party shall breach or threaten to breach or violate in any manner any of its obligations set forth herein, the non-breaching Party shall be entitled to seek equitable relief by way of injunction in addition to, but not in substitution for, any and all other relief to which such Party may be entitled at law or in equity.

ARTICLE 10

TERM AND TERMINATION

10.1                           Term. The term of this Agreement, unless sooner terminated as provided below, shall begin on the Effective Date and shall continue until the fifth anniversary of the Commencement Date (“Term”). The Agreement may be renewed, at Talecris’ sole option two (2) times for two year extension periods, and thereafter, upon mutual written agreement of the Parties, for indefinite numbers of two year periods.

10.2                           Termination with Prior Notice. Client may terminate this Agreement upon twelve (12) months advance prior notice to Catalent and Catalent may terminate said agreement only after thirty-six (36) months have passed since the Commencement Date and upon twenty-four (24) months advance notice to Client.

10.3                           Immediate Termination. Either Party shall have the right to immediately terminate this Agreement if (A) the other Party files a petition in bankruptcy, takes the benefit of any insolvency act, or enters into an agreement with its creditors, or applies for or consents to the appointment of a receiver or trustee, or makes an assignment for the benefit of creditors, or suffers or permits the entry of any order adjudicating it to be bankrupt or insolvent and such order is not discharged within thirty (30) business days; or (B) if the other Party materially breaches any of the provisions of this Agreement, and such breach is not cured within thirty (30) business days after the giving of written notice.

10.4                           Transition; Wind-down. In the event of early termination, the Parties will cooperate (to the extent commercially reasonable) in the orderly transition of Testing and Packaging Services so as not to cause inconvenience to either Party. In the event of notice of such early termination by Catalent, Catalent shall perform such functions reasonably necessary or required in connection with the orderly wind-down of the Testing and Packaging Services as required by the terms of this Agreement and/or any Applicable Law, and Client shall pay Catalent for the Testing and Packaging Services performed, under the terms and conditions of this Agreement.

10.5                           Effect of Termination. Expiration or termination of this Agreement shall be without prejudice to any rights or obligations that accrued to the benefit of either Party prior to such expiration or termination. In the event of any termination, Catalent shall promptly return (A) any remaining inventory of materials received from Client or Client’s suppliers, (B) all packaging components paid for by Client, (C) all remaining inventories of the Final Container Product; and (D) any other Product or material being stored for Client, to Client at Client’s expense. Catalent shall have no obligation to return the foregoing until all outstanding invoices sent by Catalent to Client have been paid in full. Client shall also be required to pay, at the applicable Price set forth in the relevant Purchase Order for completed but not yet shipped Finished Product, Finished Product in process and Finished Product shipped but not yet invoiced, subject to Sections 4.6 (Amendment of Purchase Orders) and 15.15 (Force Majeure). In the event Client breaches or terminates this Agreement or any Purchase Order, (other than as a result of a breach by Catalent), Client shall also be required to pay Catalent for its direct cost of all materials purchased by Catalent for Packaging plus an administrative fee of nine percent (9%) of such amount. Client shall specify the location in the European Union to which delivery, at Client’s expense, of the foregoing is to be made. Confidential Information exchanged between Client and Catalent shall be promptly returned upon termination of the Agreement.

ARTICLE 11

INDEMNIFICATION

11.1                           Indemnification by Catalent. Catalent shall indemnify and hold harmless Client, its Affiliates, and their respective directors, officers, employees and agents (“Client Indemnitees”) from and against any and all suits, claims, losses, demands, liabilities, damages, costs and expenses (including reasonable attorneys’ fees) in connection with any suit, demand or action by any third party (“Losses”) arising out of or resulting from (A) any breach of its representations, warranties or obligations set forth in this Agreement or (B) any negligence or intentional misconduct by Catalent, except to the extent that any of the foregoing arises out of or results from any Client Indemnitee’s negligence, intentional misconduct or breach of this Agreement.

11.2                           Indemnification by Client. Client shall indemnify and hold harmless Catalent, its Affiliates, and their respective directors, officers, employees and agents (“Catalent Indemnitees”) from and against all Losses arising out of or resulting from (A) any breach of its representations, warranties or obligations set forth in this Agreement; (B) any manufacture, shipping, sale, promotion, distribution, use of or exposure to the Final Container Product, Finished Product or any materials supplied by Client, including, without limitation, product liability or strict liability; (C) Client’s exercise of control over the Testing and Packaging Services to the extent that Client’s instructions or directions violate Applicable Law; (D) any actual or alleged infringement or violation of any patent, trade secret, copyright, trademark or other proprietary rights related to the Finished Product and the manufacturing and packaging of the Final Container Product provided by Client or any work to be performed by Catalent under this Agreement; or (E) any negligence or intentional misconduct by Client, except to the extent that any of the foregoing arises out of or results from any Catalent Indemnitee’s negligence, intentional misconduct or breach of this Agreement.

11.3                           Indemnification Procedures. All indemnification obligations in this Agreement are conditioned upon the Party seeking indemnification: (A) promptly notifying the indemnifying Party of any claim or liability of which the Party seeking indemnification becomes aware (including a copy of any related complaint, summons, notice or other instrument); provided, however, that failure to provide such notice within a reasonable period of time shall not relieve the indemnifying Party of any of its obligations hereunder except to the extent the indemnifying Party is prejudiced by such failure; (B) cooperating with the indemnifying Party in the defense of any such claim or liability (at the indemnifying Party’s expense);

and (C) not compromising or settling any claim or liability without prior written consent of the indemnifying Party.

ARTICLE 12

LIMITATION OF LIABILITY

12.1                           EXCEPT FOR DAMAGES ARISING FROM CATALENT’S WILLFUL MISCONDUCT, IN NO EVENT SHALL CATALENT’S TOTAL LIABILITY UNDER THIS AGREEMENT, INCLUDING, WITHOUT LIMITATION, ANY OF CATALENT’S INDEMNITY OR OTHER FINANCIAL OBLIGATIONS UNDER THIS AGREEMENT, EXCEED (A) DURING THE FIRST CONTRACT YEAR, EURO FOUR MILLION AND (B) THEREAFTER, TWO (2) TIMES FEES PAID DURING THE PREVIOUS CONTRACT YEAR IN WHICH THE CLAIM AROSE, BUT IN NO EVENT MORE THAN EURO SIX MILLION. NOTWITHSTANDING THE FOREGOING, IN NO EVENT SHALL CTALENT’S LIABILITY FOR LOSSES TO ACTIVE PHARMACEUTICAL INGREDIENT, BULK DRUG PRODUCT, OR OTHER CLIENT SUPPLIED MATERIALS, WHETHER OR NOT INCORPORATED INTO FINISHED PRODUCT, EXCEED, ON A PER LOSS INCIDENT BASIS, EITHER (I) WHERE CLIENT SEEKS REIMBURSEMENT FOR SUCH LOSSES FROM ITS INSURERS, THE AMOUNT OF ACTUAL CASH DEDUCTIBLE PAID BY CLIENT TO ITS INSURERS UNDER THE APPLICABLE INSURANCE POLICIES OR (II) WHERE CLIENT DOES NOT SEEK REIMBURSEMENT FOR SUCH LOSSES FROM ITS INSURERS, CLIENT’S ACTUAL REPLACEMENT COST FOR SUCH MATERIALS; BUT IN EITHER CASE DESCRIBED IN CLAUSES (I) AND (II) ABOVE, NOT TO EXCEED EURO EQUIVALENT OF $500,000.

NOTHING IN THIS SECTION 12.1 SHALL, TO THE EXTENT APPLICABLE, LIMIT THE LIABILITY OF CATALENT FOR (A) DEATH OR PERSONAL INJURY ARISING FROM CATALENT’S OR ANY OF ITS AFFILIATE’S, OR ANY OF THEIR RESPECTIVE EMPLOYEES’, REPRESENTATIVES’ OR AGENTS’ NEGLIGENCE OR INTENTIONAL MISCONDUCT; (B) FOR THE FRAUD OF CATALENT, ANY OF ITS AFFILIATES OR ANY OF THEIR RESPECTIVE EMPLOYEES, REPRESENTATIVES OR AGENTS; OR (C) FOR ANY MATTER FOR WHICH IT WOULD BE ILLEGAL FOR CATALENT OR ANY OF ITS AFFILIATES TO EXCLUDE OR TO ATTEMPT TO EXCLUDE LIABILITY.

12.2                           EXCEPT FOR DAMAGES ARISING FROM A PARTY’S WILLFUL MISCONDUCT, IN NO EVENT SHALL EITHER PARTY BE LIABLE FOR ANY SPECIAL, INDIRECT, INCIDENTAL OR CONSEQUENTIAL LOSSES, DAMAGES, COSTS OR EXPENSES OF ANY NATURE WHATSOEVER, INCLUDING WITHOUT LIMITATION, LOSS OF REVENUES, PROFITS, DATA OR USE, WHETHER IN CONTRACT OR TORT OR BASED ON A WARRANTY, EVEN IF THE OTHER PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

ARTICLE 13

INSURANCE

13.1                           Catalent Insurance. During the Term of this Agreement and for a period of at least three (3) years following the expiration or earlier termination of this Agreement, Catalent shall provide and maintain in full force and effect, at no cost to Client, usual and customary insurance coverage for all obligations relating to or arising under this Agreement, including, without limitation, products liability, general liability, and related insurance coverage with policy limits in the minimums set forth below.

(A)                              Commercial General Liability insurance with a per-occurrence limit of not less than the Euro equivalent of [***];

*** CONFIDENTIAL TREATMENT REQUESTED

(B)                                Products and Completed Operations Liability insurance with a per-occurrence limit of not less than the Euro equivalent of [***];

(C)                                Local equivalent of Workers’ Compensation and Employer’s Liability insurance, with statutory limits for Workers’ Compensation and Employer’s Liability limits at least equal to the Euro equivalent of [***] per accident;

(D)                               Professional Services Errors & Omissions Liability insurance with per-claim and aggregate limits at least equal to the Euro equivalent of [***];

(E)                                 Umbrella/Excess Liability limits of Euro equivalent of [***] per incident; and

(F)                                 Insurance coverage for Others Property: Euro equivalent of [***] per incident. Such all-risk property insurance coverage shall cover property which is owned by Client and is located at Catalent’s facilities.

The Parties hereby acknowledge and agree that Catalent may self-insure all or any portion of the required insurance.

Each insurance policy which is required under this Agreement, other than self-insurance, shall be obtained from an insurance carrier with an A.M. Best rating of at least A-VII.

Prior to execution of this Agreement, and at anytime at the request of Client, Catalent shall supply Client with a certificate of insurance as evidence of the insurance coverage required herein, and said certificate shall provide not less than thirty (30) days written notice of cancellation, termination, non-renewal or material change which reduces the terms and conditions of the coverage below that required in this Agreement. Client shall be listed as an additional insured on the insurance policy obtained by Catalent pursuant to Sections 13.1(A) and (B). Such additional insured status shall end upon termination or expiration of this Agreement unless the policies are written on claims made basis, in which case such additional insured status will continue for the period of time Catalent is required to maintain such insurance under the terms of this Agreement. Catalent shall obtain a waiver from any insurance carrier with whom Catalent carries Workers’ Compensation insurance releasing its subrogation rights against Client. If Catalent fails to obtain replacement insurance (without any gap in coverage) meeting the requirements of this Agreement and such failure is not cured, or a plan for curing such breach has not been developed which is reasonably accepted by the Client within thirty (30) days of written notice of such failure, then Client shall have the right to immediately terminate this Agreement in accordance with Section 10.3.

13.2                           Client Insurance. During the Term of this Agreement and for a period of at least three (3) years following the expiration or earlier termination of this Agreement, Client shall provide and maintain in full force and effect, at no cost to Catalent, usual and customary insurance coverage for all obligations relating to or arising under this Agreement, including, without limitation, products liability, general liability, and related insurance coverage with policy limits in the minimums set forth below:

(A)                              Commercial General Liability Insurance with a per occurrence limit of not less than the Euro equivalent of [***];

(B)                                Products and Completed Operations Liability Insurance (including coverage for Products used in clinical trials) with a per occurrence limit of not less than the Euro equivalent of [***];

*** CONFIDENTIAL TREATMENT REQUESTED

(C)                                Local equivalent of Workers’ Compensation and Employer’s Liability insurance, with statutory limits for Workers’ Compensation and Employer’s Liability limits at least equal to the Euro equivalent of [***] per accident; and

(D)                               Cargo/Transit Insurance to cover shipments up to the Euro equivalent of [***] in value, per shipment.

The Parties hereby acknowledge and agree that Client may self-insure all or any portion of the required insurance. Client shall maintain levels of insurance sufficient to meet its obligations under this Agreement. In the event that any of the required policies of insurance are written on a claims-made basis, then such policies shall be maintained during the entire Term and for a period of not less than three (3) years following the expiration or termination of this Agreement. Catalent shall be named as additional insured under the Products and Completed Operations Liability insurance policies with respect to the products and completed operations outlined in this Agreement.

Client shall furnish certificates of insurance evidencing the required insurance policies and additional insured status to Catalent as soon as practicable after the Effective Date and within thirty (30) business days after renewal of such policies. Each insurance policy that is required under this Agreement shall be obtained from an insurance carrier with an A.M. Best rating of at least A-VII.

ARTICLE 14

NOTICE

All notices and other communications hereunder shall be in writing and shall be deemed given: (A) when delivered personally; (B) when delivered by facsimile transmission (receipt verified); (C) when received or refused, if mailed by registered or certified mail (return receipt requested), postage prepaid; or (D) when delivered if sent by express courier service, to the Parties at the following addresses (or at such other address for a Party as shall be specified by like notice; provided, that notices of a change of address shall be effective only upon receipt thereof):

To Client:	Talecris Biotherapeutics GmbH
Lyoner Strasse 15
D-60528 Frankfurt am Main, Niederrad
Deutsehland
Attn: General Manager
Facsimile: +49 69 660593-110 or 660593-598

To Catalent:	Catalent France Limoges SAS
Rue de Dion Bouton
ZI Nord
BP 1547
87021 LIMOGES Cedex 9
France
Attn: General Manager
Facsimile: +33 5 55 37 74 54

*** CONFIDENTIAL TREATMENT REQUESTED

With a copy to:	Catalent Pharma Solutions, LLC
14 Schoolhouse Road
Somerset, NJ 08873
Attn: Associate General Counsel
Facsimile: +1 (732) 537-6491

ARTICLE 15

MISCELLANEOUS

15.1         Entire Agreement; Amendments. This Agreement, the Exhibits and any amendments thereto constitute the entire understanding between the Parties and supersede any contracts, agreements or understanding (oral or written) of the Parties with respect to the subject matter hereof. No term of this Agreement or any Exhibit hereto may be amended except upon written agreement of both Parties, unless otherwise provided in this Agreement. All Exhibits to this Agreement are incorporated herein by reference. Notwithstanding the foregoing, in the event of a conflict between this Agreement and any such Exhibit, the terms of this Agreement shall control.

15.2         Captions. The captions in this Agreement are for convenience only and are not to be interpreted or construed as a substantive part of this Agreement

15.3         Further Assurances. The Parties agree to execute, acknowledge and deliver such further instruments and to take all such other incidental acts as may be reasonably necessary or appropriate to carry out the purpose and intent of this Agreement.

15.4         No Waiver. Failure by either Party to insist upon strict compliance with any term of this Agreement in any one or more instances shall not be deemed to be a waiver of its rights to insist upon such strict compliance with respect to any subsequent failure.

15.5         Severability. If any term of this Agreement is declared invalid or unenforceable by a court or other body of competent jurisdiction, the remaining terms of this Agreement shall continue in full force and effect and the Parties shall cooperate to agree upon a substitute term for the invalid or unenforceable term which most closely reflects their current intent and meets legal requirements.

15.6         Independent Contractors/Subcontracting. The relationship of the Parties is that of independent contractors, and neither Party shall incur any debts or make any commitments for the other Party except to the extent expressly provided in this Agreement. Nothing in this Agreement is intended to create or shall be construed as creating between the Parties the relationship of joint ventures, co-partners, employer/employee or principal and agent.

Catalent may subcontract all or part of the Testing and Packaging Services, subject to Client’s prior written approval and possible audit of such subcontractor, with the terms of such audit to be set forth in the Quality Agreement. Such arrangement(s) shall create a contractor-subcontractor relationship between Catalent and the third party and, as such, Client shall not enter into any contractual relationship with third party subcontractor(s). The subcontracting by Catalent of any activities hereunder shall not relieve Catalent of any of its duties or obligations arising under this Agreement.

15.7         Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Parties, their successors and permitted assigns. Neither Party may assign this Agreement, in whole or in part, without the prior written consent of the other Party, except that either Party may, without the other Party’s consent, assign this Agreement to an Affiliate or to a successor to substantially all of the business or assets of the assigning company. For the avoidance of doubt, this Agreement may be transferred in the event of a change in control.

15.8         Governing Law. This Agreement shall be governed by and construed under the laws of the State of New York excluding its conflicts of law provisions. The United Nations Convention on Contracts for the International Sale of Goods shall not apply to tills Agreement.

15.9         Arbitration. The parties intend to enter a separate dispute resolution agreement, to be attached hereto and incorporated herein. In the interim, if any dispute, controversy or disagreement (“Dispute”) arises between the Parties, such Dispute shall be presented to the respective presidents or senior executives of Catalent and Client for their consideration and resolution. If such Parties cannot reach a resolution of the Dispute within thirty (30) business days, then all disputes arising out of or in connection with the present contract shall be finally settled under the Rules of Arbitration of the International Chamber of Commerce by one or more arbitrators appointed in accordance with the said Rules. The arbitration shall be conducted in New York.

15.10       Prevailing Party. In any dispute resolution proceeding between the Parties in connection with this Agreement, the prevailing Party shall be entitled to its reasonable attorney’s fees and costs in such proceeding.

15.11       Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. Any photocopy, facsimile or electronic reproduction of the executed Agreement shall constitute an original.

15.12       Publicity. Neither Party shall make any press release or other public disclosure regarding this Agreement or the transactions contemplated hereby without the other’Party’s express prior written consent, except as required under applicable law or by any governmental agency, in which case the Party required to make the press release or public disclosure shall use reasonable efforts to obtain the approval of the other Party as to the form, nature and extent of the press release or public disclosure prior to issuing the press release or making the public disclosure. Notwithstanding the foregoing, Catalent agrees that Client may make such disclosures as are required to meet legal requirements under applicable regulatory and securities laws. It is anticipated that a joint press release shall be submitted to both Parties for approval shortly after execution of this Agreement.

15.13       Setoff. Without limiting Catalent’s rights under law or in equity, Catalent and its Affiliates, parent or related entities, collectively or individually, may exercise a right of set-off against any and all amounts due to Catalent from Client. For purposes of this Article, Catalent, its Affiliates, parent or related entities shall be deemed to be a single creditor.

15.14       Survival. The rights and obligations of the Parties shall continue under Articles 9 (Confidentiality), 11 (Indemnification), 12 (Limitation of Liability), 13 (Insurance), to the extent expressly stated therein, 14 (Notice), 15 (Miscellaneous) and Sections 3.6 (Shipping and Risk of Loss), 3.7 (Failure to take Delivery), 4.7 (Terms of Agreement Govern), 4.8 (Secondary Source), 10.4 (Transition; Wind-down) and 10.5 (Effect of Termination), notwithstanding expiration or termination of this Agreement.

15.15       Force Majeure. Except as to payments required under this Agreement, neither Party shall be liable in damages for, nor shall this Agreement be terminable or cancelable by reason of, any delay or default in such Party’s performance hereunder if such default or delay is caused by unpreventable events beyond such Party’s reasonable control including, but not limited to, acts of God, regulation or law or other action or failure to act of any government or agency thereof, war or insurrection, civil commotion, destruction of production facilities or materials by earthquake, fire, flood or storm, epidemic, or failure of public utilities or common carriers; provided however, that the Party seeking relief hereunder shall immediately notify the other Party of such cause(s) beyond such Party’s reasonable control. The Party affected by such Force Majeure event shall use Reasonable Efforts to (i) overcome the Force Majeure event and (ii) mitigate or limit damages to the non-affected Party. If any Force Majeure event shall continue in effect for ninety (90) business days, or if the non-affected Party shall reasonably determine that any Force Majeure Event will by its nature continue in effect for ninety (90) business days or longer, then the Party not the subject of such Force Majeure event may by notice to the other terminate this Agreement.

{Signature Page Follows.}

IN WITNESS WHEREOF, Client and Catalent have executed this Agreement as of the date first set forth above.

TALECRIS BIOTHERAPEUTICS GMBH		CATALENT FRANCE LIMOGES SAS

By:	/s/ Joel Abelson	By:	/s/ Jean TRONCHET

Name:	Joel Abelson	Name:	Jean TRONCHET

Title:	SVP & GM	Title:	General Manager

APPROVED AS TO
LEGAL FORM
AL 4-14-08
TALECRIS BIOTHERAPEUTICS
LAW DEPT.

Exhibit A

Products

1. Immunoglobulin Intravenous (Human)

Chromatography Purified (10% IGIV-C)

10%	10 m1
10%	50 m1
10%	100 ml
10%	200 ml

2. Human - Albumin

20	50 m1
20	100 ml
25	50 ml
25	l00 ml

3. Alpha-1 Proteinase Inhibitor + diluent

1000 mg

Exhibit B

Specifications

FINISHED PRODUCT SPECIFICATION	Réf: F01LQG144 / 5

Title		Number
Human albumin 20%-50 ml		L07/065-01
Replaces number
/
Compiled by Regulatory Affairs Manager, date and name	Approved by QC Manager, date and name	Approved by Talecris Biotherapeutics GmbH, Head of Quality Assurance
04/04/2008	07/04/2008	28.03.08
/s/ Rosa Mari PORTO	/s/ Maria FILALI	/s/ Cordula SCHNEIDER
Rosa Mari PORTO	Maria FILALI	Cordula SCHNEIDER

This specification is made according to Talecris Release Specification T.02.28-01 EU, Human albumin 20% -50 ml

DESCRIPTION

TESTS	SPECIFICATIONS	METHODS / SOP (2)Ta1ecris Reference
Appearance	[***]	CS-000-BB-057

Identity:

1. Precipitin test:		CS-000-BB-113

- Anti-Human	[***]

- Anti-Bovine	[***]

- Anti-Equine	[***]

2. (1)Grabar Williams (immunoelectrophoresis)	[***]	CS-000-BC-041

Volumetric fill check, mL	[***]	CS-000-BC-007

pH of 1% protein composition	[***]	CS-000-BC-012

Sodium (Atomic Absorption Spectrometry), mmol/L	[***]	CS-000-BC-048

Potassium (Atomic Absorption Spectrometry), mmol/g protein	[***]	CS-000-BC-050

Protein Concentration (Biuret), %	[***]	CS-000-BC-052

(1) Protein Composition (Capillary Electrophoresis), % albumin	[***]	CS-000-BC-045

Polymer and Aggregates (HPLC), %	[***]	CS-000-BC-035

N-acetyl-DL-Tryptophan (HPLC):		CS-000-BC-035

- mmol/g protein	[***]

- mmol/L	[***]

(1) Tests outsourced

(2) Methods used by Catalent will be internal methods equivalent to the Talecris ones.

Technical Quality Agreement

Talecris Biotherapeutics GmbH /Catalent France Limoges sas	18/34

*** CONFIDENTIAL TREATMENT REQUESTED

FINISHED PRODUCT SPECIFICATION	Réf: F01LQG144 / 5

Title		Number
Human albumin 20%-50 ml		L07/065-01
Replaces number
/
Compiled by Regulatory Affairs Manager, date and name	Approved by QC Manager, date and name	Approved by Talecris Biotherapeutics GmbH, Head of Quality Assurance
04/04/2008	07/04/2008	28.03.08
/s/ Rosa Mari PORTO	/s/ Maria FILALI	/s/ Cordula SCHNEIDER
Rosa Mari PORTO	Maria FILALI	Cordula SCHNEIDER

TESTS	SPECIFICATIONS	METHODS / SOP (2)Ta1ecris Reference
Sodium Caprylate (Ion Chromatography)		CS-000-BC-057

- mmol/g protein	[***]

- mmol/L	[***]

Prekallikrein Activator, IU/mL	[***]	CS-000-BC-047

Aluminium (Atomic Absorption Spectrometry), µg/L	[***]	CS-000-BC-049

Heme ( at 403 nm), A	[***]	CS-000-BC-026

Acetone, % W/V	[***]	CS-000-BC-017

Sterility	[***]	CS-000-BB-066

(1)Pyrogen	[***]	CS-000-BB-126

(1) Tests outsourced

(2) Methods used by Catalent will be internal methods equivalent to the Talecris ones

Technical Quality Agreement

Talecris Biotherapeutics GmbH /Catalent France Limoges sas	19/34

*** CONFIDENTIAL TREATMENT REQUESTED

FINISHED PRODUCT SPECIFICATION	Réf: F01LQG144 / 5

Title		Number
Human albumin 20%-100 ml		L07/066-01
Replaces number
/
Compiled by Regulatory Affairs Manager, date and name	Approved by QC Manager, date and name	Approved by Talecris Biotherapeutics GmbH, Head of Quality Assurance
04/04/2008	07/04/2008	28.03.08
/s/ Rosa Mari PORTO	/s/ Maria FILALI	/s/ Cordula SCHNEIDER
Rosa Mari PORTO	Maria FILALI	Cordula SCHNEIDER

This specification is made according to Talecris Release Specification T.02.28-01 EU, Human albumin 20% - 100 ml

DESCRIPTION

TESTS	SPECIFICATIONS	METHODS / SOP (2)Talecris Reference
Appearance	[***]	CS-000-BB-057

Identity:

1. Precipitin test:		CS-000-BB-113

- Anti-Human	[***]

- Anti-Bovine	[***]

- Anti-Equine	[***]

2. (1) Grabar Williams (immunoelectrophoresis)	[***]	CS-000-BC-04l

Volumetric fill check, mL	[***]	CS-000-BC-007

pH of 1% protein composition	[***]	CS-000-BC-012

Sodium (Atomic Absorption Spectrometry), mmol/L	[***]	CS-000-BC-048

Potassium (Atomic Absorption Spectrometry), mmol/g protein	[***]	CS-000-BC-050

Protein Concentration (Biuret), %	[***]	CS-000-BC-052

(1) Protein Composition (Capillary Electrophoresis), % albumin	[***]	CS-000-BC-045

Polymer and Aggregates (HPLC), %	[***]	CS-000-BC-035

N-acetyl-DL-Tryptophan (HPLC):		CS-000-BC-035

- mmol/g protein	[***]

- mmol/L	[***]

(1) Tests outsourced

(2) Methods used by Catalent will be internal methods equivalent to the Talecris ones

Technical Quality Agreement

Talecris Biotherapeutics GmbH /Catalent France Limoges sas	20/34

*** CONFIDENTIAL TREATMENT REQUESTED

FINISHED PRODUCT SPECIFICATION	Réf: F01LQG144 / 5

Title		Number
Human albumin 20%-100 ml		L07/066-01
Replaces number
/
Compiled by Regulatory Affairs Manager, date and name	Approved by QC Manager, date and name	Approved by Talecris Biotherapeutics GmbH, Head of Quality Assurance
04/04/2008	07/04/2008	28.03.08
/s/ Rosa Mari PORTO	/s/ Maria FILALI	/s/ Cordula SCHNEIDER
Rosa Mari PORTO	Maria FILALI	Cordula SCHNEIDER

TESTS	SPECIFICATIONS	METHODS / SOP (2)Talecris Reference
Sodium Caprylate (Ion Chromatography):		CS-000-BC-057

- mmol/g protein	[***]

- mmol/L	[***]

Prekallikrein Activator,IU/mL	[***]	CS-000-BC-047

Aluminium (Atomic Absorption Spectrometry), µg/L	[***]	CS-000-BC-049

Heme ( at 403 nm), A	[***]	CS-000-BC-026

Acetone, % W/V	[***]	CS-000-BC-017

Sterility	[***]	CS-000-BB-066

(1) Pyrogen	[***]	CS-000-BB-126

(1) Tests outsourced

(2) Methods used by Catalent will be internal methods equivalent to the Talecris ones

Technical Quality Agreement

Talecris Biotherapeutics GmbH /Catalent France Limoges sas	21/34

*** CONFIDENTIAL TREATMENT REQUESTED

FINISHED PRODUCT SPECIFICATION	Réf: F01LQG144 / 5

Title		Number
Human albumin 25%-50 ml		L07/067-01
Replaces number
/
Compiled by Regulatory Affairs Manager, date and name	Approved by QC Manager, date and name	Approved by Talecris Biotherapeutics GmbH, Head of Quality Assurance
04/04/2008	07/04/2008	28.03.08
/s/ Rosa Mari PORTO	/s/ Maria FILALI	/s/ Cordula SCHNEIDER
Rosa Mari PORTO	Maria FILALI	Cordula SCHNEIDER

This specification is made according to Talecris Release Specification T.02.28-01 EU, Human albumin 25% -50 ml

DESCRIPTION

TESTS	SPECIFICATIONS	METHODS / SOP (2)Talecris Reference
Appearance	[***]	CS-000-BB-057

Identity:

1. Precipitin test:		CS-000-BB-113

- Anti-Human	[***]

- Anti-Bovine	[***]

- Anti-Equine	[***]

2. (1)Grabar Williams (immunoelectrophoresis)	[***]	CS-000-BC-041

Volumetric fill check, mL	[***]	CS-000-BC-007

pH of 1% protein composition	[***]	CS-000-BC-012

Sodium (Atomic Absorption Spectrometry), mmol/L	[***]	CS-000-BC-048

Potassium (Atomic Absorption Spectrometry), mmol/g protein	[***]	CS-000-BC-050

Protein Concentration (Biuret), %	[***]	CS-000-BC-052

(1) Protein Composition (Capillary Electrophoresis), % albumin	[***]	CS-000-BC-045

Polymer and Aggregates (HPLC), %	[***]	CS-000-BC-035

N-acetyl-DL-Tryptophan (HPLC):		CS-000-BC-035

- mmol/g protein	[***]

- mmol/L	[***]

(1) Tests outsourced
(2) Methods used by Catalent will be internal methods equivalent to the Talecris ones

Technical Quality Agreement

Talecris Biotherapeutics GmbH /Catalent France Limoges sas	22/34

*** CONFIDENTIAL TREATMENT REQUESTED

FINISHED PRODUCT SPECIFICATION	Réf: F01LQG144 / 5

Title		Number
Human albumin 25%-50 ml		L07/067-01
Replaces number
/
Compiled by Regulatory Affairs Manager, date and name	Approved by QC Manager, date and name	Approved by Talecris Biotherapeutics GmbH, Head of Quality Assurance
04/04/2008	07/04/2008	28.03.08
/s/ Rosa Mari PORTO	/s/ Maria FILALI	/s/ Cordula SCHNEIDER
Rosa Mari PORTO	Maria FILALI	Cordula SCHNEIDER

TESTS	SPECIFICATIONS	METHODS / SOP (2)Talecris Reference
Sodium Caprylate (Ion Chromatography):		CS-000-BC-057

- mmol/g protein	[***]

- mmol/L	[***]

Prekallikrein Activator, IU/mL	[***]	CS-000-BC-047

Aluminium (Atomic Absorption Spectrometry), µg/L	[***]	CS-000-BC-049

Heme ( at 403 nm), A	[***]	CS-000-BC-026

Acetone, % W/V	[***]	CS-000-BC-017

Sterility	[***]	CS-000-BB-066

(1) Pyrogen	[***]	CS-000-BB-126

(1) Tests outsourced
(2) Methods used by Catalent will be internal methods equivalent to the Talecris ones

Technical Quality Agreement

Talecris Biotherapeutics GmbH /Catalent France Limoges sas	23/34

*** CONFIDENTIAL TREATMENT REQUESTED

FINISHED PRODUCT SPECIFICATION	Réf: F01LQG144 / 5

Title		Number
Human albumin 25%-100 ml		L07/068-01
Replaces number
/
Compiled by Regulatory Affairs Manager, date and name	Approved by QC Manager, date and name	Approved by Talecris Biotherapeutics GmbH, Head of Quality Assurance
04/04/2008	07/04/2008	28.03.08
/s/ Rosa Mari PORTO	/s/ Maria FILALI	/s/ Cordula SCHNEIDER
Rosa Mari PORTO	Maria FILALI	Cordula SCHNEIDER

This specification is made according to Talecris Release Specification T.02.28-01 EU, Human albumin 25% -100 ml

DESCRIPTION

TESTS	SPECIFICATIONS	METHODS / SOP (2)Talecris Reference
Appearance	[***]	CS-000-BB-057

Identity:

1. Precipitin test:		CS-000-BB-113

- Anti-Human	[***]

- Anti-Bovine	[***]

- Anti-Equine	[***]

2. (1)Grabar Williams (immunoelectrophoresis)	[***]	CS-000-BC-041

Volumetric fill check, mL	[***]	CS-000-BC-007

pH of 1% protein composition	[***]	CS-000-BC-012

Sodium (Atomic Absorption Spectrometry), mmol/L	[***]	CS-000-BC-048

Potassium (Atomic Absorption Spectrometry), mmol/g protein	[***]	CS-000-BC-050

Protein Concentration (Biuret), %	[***]	CS-000-BC-052

(1)Protein Composition (Capillary Electrophoresis), % albumin	[***]	CS-000-BC-045

Polymer and Aggregates (SE-HPLC), %	[***]	CS-000-BC-035

N-acetyl-DL-Tryptophan (SE-HPLC):		CS-000-BC-035

- mmol/g protein	[***]

- mmol/L	[***]

(1) Tests outsourced
(2) Methods used by Catalent will be internal methods equivalent to the Talecris ones

Technical Quality Agreement

Talecris Biotherapeutics GmbH /Catalent France Limoges sas	24/34

*** CONFIDENTIAL TREATMENT REQUESTED

FINISHED PRODUCT SPECIFICATION	Réf: F01LQG144 / 5

Title		Number
Human albumin 25%-100 ml		L07/068-01
Replaces number
/
Compiled by Regulatory Affairs Manager, date and name	Approved by QC Manager, date and name	Approved by Talecris Biotherapeutics GmbH, Head of Quality Assurance
04/04/2008	07/04/2008	28.03.08
/s/ Rosa Mari PORTO	/s/ Maria FILALI	/s/ Cordula SCHNEIDER
Rosa Mari PORTO	Maria FILALI	Cordula SCHNEIDER

TESTS	SPECIFICATIONS	METHODS / SOP (2)Talecris Reference
Sodium Caprylate (Ion Chromatography):		CS-000-BC-057

- mmol/g protein	[***]

- mmol/L	[***]

Prekallikrein Activator, IU/mL	[***]	CS-000-BC-047

Aluminium (Graphite Fumace Atomic Absorption Spectrometry), µg/L	[***]	CS-000-BC-049

Heme ( at 403 nm), A	[***]	CS-000-BC-026

Acetone (colorimetric), % W/V	[***]	CS-000-BC-017

Sterility	[***]	CS-000-BB-066

(1)Pyrogen	[***]	CS-000-BB-126

(1) Tests outsourced
(2) Methods used by Catalent will be internal methods equivalent to the Talecris ones

Technical Quality Agreement

Talecris Biotherapeutics GmbH /Catalent France Limoges sas	25/34

*** CONFIDENTIAL TREATMENT REQUESTED

FINISHED PRODUCT SPECIFICATION	Réf: F01LQG144 / 5

Title		Number
Prolastin 1000mg, Lyophilisat		L07/069-01
(Alpha-1 Proteinase Inhibitor (Human))		Replaces number
/
Compiled by Regulatory Affairs Manager, date and name	Approved by QC Manager, date and name	Approved by Talecris Biotherapeutics GmbH, Head of Quality Assurance
04/04/2008	07/04/2008	28.03.08
/s/ Rosa Mari PORTO	/s/ Maria FILALI	/s/ Cordula SCHNEIDER
Rosa Mari PORTO	Maria FILALI	Cordula SCHNEIDER

This specification is made according to Talecris Release Specification T.02.28-0l EU, Alpha-1 Proteinase Inhibitor, 1000 mg

DESCRIPTION

TESTS	SPECIFICATIONS	METHODS / SOP (2)Talecris Reference
Appearance:

1. Before reconstitution	[***]	CS-000-BB-057

2. After reconstitution	[***]	CS-000-BC-004

Identity: Precipitin test:		CS-000-BB-l13

- Anti-Human	[***]

- Anti-Bovine	[***]

- Anti-Equine	[***]

Solubility Time, min.	[***]	CS-000-BC-004

Vacuum	[***]	In process Test

pH	[***]	CS-000-BC-011

Moisture (Abderhalden), %	[***]	CS-000-BC-022

Sodium (Atomic Absorption Spectrometry), mmol/L	[***]	CS-000-BC-048

Chloride, mmol/ L	[***]	CS-000-BC-006

Phosphate (Ion Chromatography), mmol/ L	[***]	CS-000-BC-058

Citrate (Ion Chromatography), mmol/ L	[***]	CS-000-BC-058

Protein (Kjeldahl), mg/mL	[***]	CS-000-BC-053

(1) Tests outsourced
(2) Methods used by Catalent will be internal methods equivalent to the Talecris ones

Technical Quality Agreement

Talecris Biotherapeutics GmbH /Catalent France Limoges sas	26/34

*** CONFIDENTIAL TREATMENT REQUESTED

FINISHED PRODUCT SPECIFICATION	Réf: F01LQG144 / 5

Title		Number
Prolastin 1000mg, Lyophilisat		L07/069-01
(Alpha-1 Proteiuase Inhibitor (Human))		Replaces number
/
Compiled by Regulatory Affairs Manager, date and name	Approved by QC Manager, date and name	Approved by Talecris Biotherapeutics GmbH, Head of Quality Assurance
04/04/2008	07/04/2008	28.03.08
/s/ Rosa Mari PORTO	/s/ Maria FILALI	/s/ Cordula SCHNEIDER
Rosa Mari PORTO	Maria FILALI	Cordula SCHNEIDER

TESTS	SPECIFICATIONS	METHODS / SOP (2)Talecris Reference
(1)Protein Composition (Capillary Electrophoresis):		CS-000-BC-045

- Albumin, %	[***]

- Alpha-1 globulin, %	[***]

- Sum of alpha-2, Beta and Gamma globulins, %	[***]

Sucrose (Ion Chromatography), %	[***]	CS-000-BC-060

Polyethylene Glycol (TLC), ppm	[***]	CS-000-BC-039

Tris (hydroxymethyl) amino methane (TLC), ppm	[***]	CS-000-BC-040

Alpha-l Proteinase Inhibitor:		CS-000-BF-040

- Concentration, mg/mL	[***]

- Vial content, mg	[***]

Specific Activity, mg/mg Protein	[***]	CS-000-BC-021

Isoagglutinin Titer:		CS-000-BF-047

- Anti-Al	[***]

- Anti-B	[***]

Sterility	[***]	CS-000-BB-066

(1)Pyrogen	[***]	CS-000-BB-126

(1) Tests outsourced
(2) Methods used by Catalent will be internal methods equivalent to the Talecris ones

Technical Quality Agreement

Talecris Biotherapeutics GmbH /Catalent France Limoges sas	27/34

*** CONFIDENTIAL TREATMENT REQUESTED

FINISHED PRODUCT SPECIFICATION	Réf: F01LQG144 / 5

Title		Number
Gamunex 10%		L07/070-01
Immune Globulin Intravenous (Human), 10% Chromatography		Replaces number
(IGIV-C)		/
Compiled by Regulatory Affairs Manager, date and name	Approved by QC Manager, date and name	Approved by Talecris Biotherapeutics GmbH, Head of Quality Assurance
04/04/2008	07/04/2008	28.03.08
/s/ Rosa Mari PORTO	/s/ Maria FILALI	/s/ Cordula SCHNEIDER
Rosa Mari PORTO	Maria FILALI	Cordula SCHNEIDER

This specification is made according to Talecris Release Specification T.02.28-08 EU, Gamunex 10% (IGIV-C).

DESCRIPTION

TESTS	SPECIFICATIONS	METHODS / SOP (2)Talecris Reference
Appearance:

3. Clarity	[***]	CS-000-BB-057

4. Colour	[***]	CS-000-BB-057

Identity:

3. Precipitin test:		CS-000-BB-113

- Anti-Human	[***]

- Anti-Bovine	[***]

- Anti-Equine	[***]

4. (1)Grabar Williams (immunoelectrophoresis)	[***]	CS-000-BC-041

Volumetric fill check, mL	[***]	CS-000-BC-007

pH of 1% protein solution	[***]	CS-000-BC-012

Osmolality, mOsmol/kg solvent	[***]	CS-000-BC-032

Protein Concentration (Biuret), mg/mL	[***]	CS-000-BC-052

(1) Protein Composition (Capillary Electrophoresis), % gamma globulin	[***]	CS-000-BC-045

Glycine (HPLC), M	[***]	CS-000-BC-036

(1) Tests outsourced
(2) Methods used by Catalent will be internal methods equivalent to the Talecris ones

Technical Quality Agreement

Talecris Biotherapeutics GmbH /Catalent France Limoges sas	28/34

*** CONFIDENTIAL TREATMENT REQUESTED

FINISHED PRODUCT SPECIFICATION	Réf: F01LQG144 / 5

Title		Number
Gamunex 10%		L07/070-01
Immune Globulin Intravenous (Human), 10% Chromatography		Replaces number
(IGIV-C)		/
Compiled by Regulatory Affairs Manager, date and name	Approved by QC Manager, date and name	Approved by Talecris Biotherapeutics GmbH, Head of Quality Assurance
04/04/2008	07/04/2008	28.03.08
/s/ Rosa Mari PORTO	/s/ Maria FILALI	/s/ Cordula SCHNEIDER
Rosa Mari PORTO	Maria FILALI	Cordula SCHNEIDER

TESTS	SPECIFICATIONS	METHODS / SOP (2)Talecris Reference
Sodium Caprylate (Ion Chromatography),µg / mL	[***]	CS-000-BC-057

Molecular Weight (HPLC):		CS-000-BC-034

- Monomer and Dimer, %	[***]

- Aggregate, %	[***]

Prekallikrein Activator, IU/mL	[***]	CS-000-BC-047

(1) Anticomplement Assay, C’H50/mg IgG	[***]	CS-000-BF-035

Hepatitis B Antibody, IU/g IgG	[***]	ELISA (ES-180-LC-072-00)

Isoagglutinin Titer:

- Anti-Al	[***]	CS-000-BF-047

- Anti-B	[***]	CS-000-BF-047

- Anti-D	[***]	CS-000-BF-049

Sterility	[***]	CS-000-BB-066

(1)Pyrogen	[***]	CS-000-BB-126

(1) Tests outsourced
(2) Methods used by Catalent will be internal methods equivalent to the Talecris ones

Technical Quality Agreement

Talecris Biotherapeutics GmbH /Catalent France Limoges sas	29/34

*** CONFIDENTIAL TREATMENT REQUESTED

Exhibit C

Territory

The Manufacturer shall perform the Services for the distribution of the FP in the following countries:

Austria, Belgium, Cyprus, Czech Republic, Denmark, Finland, Germany, Greece, Hungary, Ireland, Italy, Luxembourg, Netherlands, Norway, Poland, Portugal, Spain, Sweden, Switzerland, United Kingdom, and such other countries as are added (or removed) by Talecris from time to time (collectively, the “Territory”).

Exhibit D

Price

Planned Compensation 2008 - DRAFT		Exhibit D
Position	Activity	Price unit	Price in €
Labeling & packaging
Labeling of products
	Lot change	€ per sublot	[***]
	Lot size 100 - 499	€ per vial	[***]
	Lot size 500 - 4999	€ per vial	[***]
	Lot size > 5000	€ per vial	[***]
	Water for Injection	€ per vial	[***]
	Barcoding of products	€ per unit	[***]
	Procurement of secondary packaging material	€ / unit	[***]

Testing
	Management of test samples (FCP)	€ per batch	[***]
	Shipment of samples to laboratory of outsourced tests	€ per batch	[***]
	Management of test samples (FP) for German batches	€ per batch	[***]
Testing cost at internal laboratories
	Testing cost Plasbumin	€ per batch	[***]
	Testing cost Gamunex	€ per batch	[***]
	Testing cost Prolastin	€ per batch	[***]
Testing cost at external laboratories
	Testing cost Plasbumin	€ per batch	[***]
	Testing cost Gamunex	€ per batch	[***]
	Testing cost Prolastin	€ per batch	[***]

Monthly fix costs
	Facility costs	€ per pallet per month	[***]
	Storage of reference samples	€ per year	[***]
	Destruction of reference samples*	€ per year	[***]

*** CONFIDENTIAL TREATMENT REQUESTED

Extraordinary work
Management of recalls
Keep FP on hold at Catalent	€ per pallet per month	[***]
Destruction of products	€ per ton	[***]
Extraordinary charges
Quality Control	€ / H	[***]
Lab technician	€ / H	[***]
Administration	€ / H	[***]
Packaging	€ / H	[***]
Labeling personnel	€ / H	[***]
Warehousing personnel	€ / H	[***]
Regulatory	€ / H	[***]

* Charges only valid after 4th year

*** CONFIDENTIAL TREATMENT REQUESTED

Exhibit E

Cost of Goods
as of January 2008 effective until December 2008

Product	Size	Cost (in Euro)
Immunoglobulin Intravenous (Human) Chromatography Purified (10% IGIV-C)
10%	10 ml	[***]
10%	50 m1	[***]
10%	100 ml	[***]
10%	200 ml	[***]

Human-Albumin
20%	50 ml	[***]
20%	100 ml	[***]
25%	50 ml	[***]
25%	100 ml	[***]

Alpha-1 Proteinase Inhibitor + diluent
1000 mg	50 ml product bottle + 40 ml diluent in 50 ml bottle	[***]

*** CONFIDENTIAL TREATMENT REQUESTED